UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 12, 2004

AMYLIN PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19700	33-0266089
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer Identification No.)
of incorporation or organization)

9360 Towne Centre Drive
San Diego, CA 92121
(Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (858) 552-2200

ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

At the JP Morgan Healthcare Conference on January 12, 2004, Amylin Pharmaceuticals, Inc. gave a presentation in which it updated the status of its development programs and provided information regarding its financial condition as of December 31, 2003.  A press release describing the presentation is attached as Exhibit 99.1.

ITEM 7.  EXHIBITS.

99.1	Press release issued by Amylin Pharmaceuticals, Inc., on January 12, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMYLIN PHARMACEUTICALS, INC.

By:	/S/ LLOYD A. ROWLAND
Lloyd A. Rowland
Vice President, Legal, Secretary and General Counsel

Dated: January 12, 2004

INDEX TO EXHIBITS

99.1	Press release issued by Amylin Pharmaceuticals, Inc. on January 12, 2004.